                                  CONFIRMATION

TO:          Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage
             Loan Trust, Series 2006-OPT1
             9062 Old Anapolis Road
             Columbia, Maryland 21045
Attention:   Client Manager-Carrington Mortgage Loan Trust, 2006-OPT1
Telephone:   (410) 884-2000
Facsimile:   (410) 715-2380

FROM:        Swiss Re Financial Products Corporation
             55 East 52nd Street
             New York, New York 10055
Attention:   Head of Operations
Facsimile.   (212) 317-5335

CC:
Attention:   Head of Legal
Facsimile:   (212) 317-5474

DATE:        March 14, 2006

Transaction Reference Number: 820152

Dear Sir/Madam,

      The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series
2006-OPT1, and Swiss Re Financial Products Corporation, a corporation organized under the laws of the State of Delaware (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master
Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means
Swiss Re Financial Products Corporation, and "Party B" means Carrington Mortgage
Loan Trust, Series 2006-OPT1, by Wells Fargo Bank, N.A., not individually but solely as trustee for Carrington Mortgage Loan Trust, Series 2006-OPT1.

      The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the
"Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

      Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among Stanwich Asset
Acceptance Company, L.L.C., as Depositor, Option One Mortgage Corporation, as
Servicer, and Wells Fargo Bank, N.A., as Trustee (the "Trustee).

                                      S-1

                                          ISDA Confirmation/Class M Cap Contract

      1.    This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates.
In addition, the parties agree that for the purposes of this Transaction, this
Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if
the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this
Confirmation will prevail for the purpose of this Transaction.

      Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that
(absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

            (a)   NON-RELIANCE. Each party has made its own independent
decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication
(written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this
Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

            (b)   EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this
Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

            (c)   STATUS OF PARTIES. The other party is not acting as an
agent, fiduciary or advisor for it in respect of this Transaction.

      2.    The terms of the particular Transaction to which this Confirmation relates are as follows:

--------------------------------------------------------------------------------
Notional Amount:          For each Calculation Period, the lesser of (i) the
                          amount set forth for such Calculation Period in the
                          attached Amortization Schedule, Schedule A and (ii)
                          the aggregate Certificate Principal Balance of the
                          Class A Certificates as of the related Floating Rate
                          Payment Date.

--------------------------------------------------------------------------------
Trade Date:               March 9, 2006

--------------------------------------------------------------------------------
Effective Date:           March 14, 2006

--------------------------------------------------------------------------------
Termination Date:         December 25, 2008 subject to adjustment in accordance
                          with the Following Business Day Convention.

--------------------------------------------------------------------------------
FIXED AMOUNTS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Rate Payer:         Party B

--------------------------------------------------------------------------------
Payment Date:             March 14, 2006

--------------------------------------------------------------------------------
Fixed Amount:             USD 41,000

--------------------------------------------------------------------------------
FLOATING AMOUNTS:
--------------------------------------------------------------------------------
Floating Rate Payer:      Party A

--------------------------------------------------------------------------------
Cap Rate I:               See attached Schedule A under the Column "Cap Rate
                          I (%)".

--------------------------------------------------------------------------------
Floating Rate Payer       The 25th of each month, commencing on April 25, 2006
Period End Dates:         in accordance with the Following Business Day
                          Convention.

--------------------------------------------------------------------------------
Floating Rate Payer       Early Payment shall be applicable. The Floating Rate
Payment Dates:            Payer Payment Dates shall be two Business Days prior
                          to each Floating Rate Payer Period End Date,
                          commencing on April 21, 2006 to and including the date
                          which is two Business Days prior to the Termination
                          Date.

--------------------------------------------------------------------------------
Floating Rate Option:     USD-LIBOR-BBA, provided, however, for any Calculation
                          Period, if the floating Rate Option is greater than
                          the rate set forth opposite such Calculation Period as
                          set forth in Schedule A under the heading Cap Rate II
                          (%), then the Floating Rate for such Calculation
                          Period shall be deemed to be such rate.

--------------------------------------------------------------------------------
Designated Maturity:      One month

--------------------------------------------------------------------------------
Spread:                   None

--------------------------------------------------------------------------------
Floating Rate Day         Actual/360
Count Fraction:

--------------------------------------------------------------------------------
Reset Date:               First day of each Calculation Period

--------------------------------------------------------------------------------
Compounding:              Inapplicable

--------------------------------------------------------------------------------
BUSINESS DAYS:            New York

--------------------------------------------------------------------------------
CALCULATION AGENT:        Party A; provided, however, if an Event of
                          Default has occurred with respect to Party A, a
                          Reference Market-maker, as designated by Party B,
                          shall be the Calculation Agent.

--------------------------------------------------------------------------------

      3.    FORM MASTER AGREEMENT.

            (a)   "SPECIFIED ENTITY" means, in relation to Party A, for the
purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section
5(b)(iv) of the Form Master Agreement: Not Applicable.

            (b)   "SPECIFIED ENTITY" means, in relation to Party B, for the
purpose of Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section
5(b)(iv) of the Form Master Agreement: Not Applicable.

            (c)   "SPECIFIED TRANSACTION" will have the meaning specified in
Section 14 of the Form Master Agreement.

            (d)   The "CREDIT EVENT UPON MERGER" provisions of Section 5(b)(iv)
of the Form Master Agreement will not apply to Party A or to Party B.

            (e)   The "AUTOMATIC EARLY TERMINATION" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

            (f)   GOVERNING LAW. The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and
5-1402 of the New York General Obligations Law).

            (g)   The phrase "TERMINATION CURRENCY" means United States Dollars.

            (h)   PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e)
of the Form Master Agreement, Market Quotation and Second Method will apply.

            (i)   EVENTS OF DEFAULT. The Events of Default specified under
Sections 5(a)(ii), 5(a)(iv), 5(a)(v) and 5(a)(vi) of the Form Master Agreement
will not apply to Party A; 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(v) and 5(a)(vi)
of the Form Master Agreement will not apply to Party B. With respect to Party B only, the provisions of Section 5(a)(vii) clause 2 will not be applicable.

            (j)   TAX EVENT. The provisions of Section 2(d)(i)(4) and 2(d)(ii)
of the printed Form Master Agreement shall not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

            (k)   NO SET-OFF. Without affecting the provisions of the Form
Master Agreement requiring the calculation of certain net payment amounts, as a result of an Event of Default or Additional Termination Event or otherwise, all payments will be made without setoff or counterclaim.

      4.    RECORDING OF CONVERSATIONS.

      Each party to this Transaction acknowledges and agrees to the tape
(and/or other electronic) recording of conversations between the parties to this
Transaction whether by one or other or both of the parties or their agents, and that any such recordings may be submitted in evidence in any Proceedings relating to the Form Master Agreement and/or this Transaction.

      5.    CREDIT SUPPORT DOCUMENT.

      In relation to Party A: A Guaranty of Swiss Re dated as of the date hereof, in a form acceptable to Party B and, if Party A is required pursuant to
Paragraph 8 of this Confirmation to post collateral, an ISDA Credit Support
Annex.

      In relation to Party B: The Pooling and Servicing Agreement.

Party B agrees that the security interests in collateral granted to Party A under the foregoing Credit Support Document shall secure the obligations of
Party B to Party A hereunder.

      6.    CREDIT SUPPORT PROVIDER.

      In relation to Party A: Swiss Reinsurance Company ("Swiss Re").
      In relation to Party B: Not Applicable.

      7.    ACCOUNT DETAILS.

      Account for payments to Party A:

      PAYMENT INSTRUCTION: JP Morgan Chase Bank
                           Swift: CHASUS33
                           For the Account of Swiss Re Financial Products

      ACCT #: 066911184

      Account for payments to Party B:

      NAME:             Wells Fargo Bank, National Association
      ABA#:             121-000-248
      ACCT #:           3970771416
      ACCT NAME:        Corporate Trust Clearing
      For further credit to ACCT #: 50890801

      REF:        Client Manager - Carrington Mortgage Loan Trust 2006-OPT1

      8.    ADDITIONAL TERMINATION EVENTS.

      Downgrade of Party A. For the purpose of this section, a "Ratings Event"
shall occur with respect to Party A (or its Credit Support Provider) if the long-term and short-term senior unsecured deposit ratings of Party A (or its
Credit Support Provider) cease to be at least A and A-1 by Standard & Poor's
Ratings Service or any successor thereto ("S&P") or at least A1 and P-1 by
Moody's Investors Service, Inc. or any successor thereto ("Moody's") or at least
A and F1 by Fitch, Inc. or any successor thereto ("Fitch"), to the extent such obligations are rated by S&P or Moody's or Fitch. The failure by Party A to comply with the provisions of Section 15 hereof shall constitute an Additional
Termination Event for which Party A shall be the sole Affected Party.

      Swap Disclosure Event. Upon the occurrence of a Swap Disclosure Event (as defined below), if Party A has not, within 10 days after such Swap Disclosure
Event (the "Response

Period") complied with one of the solutions listed below, then an Additional
Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      It shall be a swap disclosure event ("Swap Disclosure Event") if at any time after the date hereof Carrington Securities, LP ("Carrington Securities")
and Stanwich Asset Acceptance Company, L.L.C. ("Stanwich") notify Party A that in the reasonable discretion of Carrington Securities or Stanwich acting in good faith, the "aggregate significance percentage" of all derivative instruments (as such term is defined in Item 1115(b)(2) of Regulation AB (as defined below))
provided by Party A and any of its affiliates to Carrington Mortgage Loan Trust,
Series 2006-OPT1 (the "Significance Percentage") is 10% or more.

      Following a Swap Disclosure Event, Party A shall take one of the following actions at its own expense: either (I) (a) if the Significance Percentage is 10%
or more, Party A provide the information set forth in Item 1115(b)(1) of
Regulation AB for Party A (or for the group of affiliated entities, if applicable) or (b) if the Significance Percentage is 20% or more, Party A provide the information set forth in Item 1115(b)(2) of Regulation AB for Party
A (or for the group of affiliated entities, if applicable) (collectively, the
"Reg AB Information"), to Carrington Securities or Stanwich or (II) cause a Reg
AB Approved Entity (as defined below) to replace Party A as party to this
Agreement on terms similar to this Agreement prior to the expiration of the
Response Period and cause such Reg AB Approved Entity to provide the Reg AB
Information prior to the expiration of the Response Period; provided however, that no such transfer to a Reg AB Approved Entity pursuant to (II) above shall occur unless the Reg AB Approved entity agrees to terms identical to those contained in Paragraph 16 of this Agreement. "Reg AB Approved Entity" means any entity that (i) has the ability to provide the Reg AB Information and (ii) meets or exceeds the Approved Rating Threshold.

      "Regulation AB" means Subpart 229.1100 - Asset Backed Securities
(Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Securities and Exchange Commission ("SEC") in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed.
Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the SEC, or as may be provided by the SEC or its staff from time to time.

      9.    LIMITATION ON EVENTS OF DEFAULT. Notwithstanding the terms of
Sections 5 and 6 of the Form Master Agreement, if at any time and so long as
Party B has satisfied in full all its payment obligations under Section 2(a)(i)
of the Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment, (a)
the occurrence of an event described in Section 5(a) of the Form Master
Agreement with respect to Party B shall not constitute an Event of Default or
Potential Event of Default with respect to Party B as Defaulting Party and (b)
Party A shall be entitled to designate an Early Termination Date pursuant to
Section 6 of the Form Master Agreement only as a result of the occurrence of a
Termination Event set forth in either Section 5(b)(i) with respect to either
Party A or Party B as the Affected Party.

      10.   WAIVER OF RIGHT TO TRIAL BY JURY.

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY
WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS
TRANSACTION.

      11.   ELIGIBLE CONTRACT PARTICIPANT.

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as
amended.

      12.   NOTICE BY FACSIMILE TRANSMISSION.

      Section 12(a) of the Form Master Agreement is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

      13.   MULTIBRANCH PARTY.

      For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is
not a Multibranch Party; and (b) Party B is not a Multibranch Party.

      14.   OTHER PROVISIONS.

            (a)   Addresses for notices. As set forth on page 1 hereof.

            (b)   For the purpose of Section 13(c) of the Form Master Agreement:
(i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

            (c)   No transfer, amendment, waiver, supplement, assignment or
other modification of this Transaction shall be permitted by either party unless
(i) each of S&P, Fitch and Moody's have been provided notice of the same and
(ii) S&P, Fitch and Moody's confirm in writing (including by facsimile transmission) within five Business Days after such notice is given that they will not downgrade, qualify, withdraw or otherwise modify their then-current rating of the Certificates.

            (d)   PAYER REPRESENTATIONS. For the purpose of Section 3(e) of the
Form Master Agreement, Party A and Party B make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any relevant jurisdiction to make any deduction or withholding for or on account of any tax from any payment
(other than interest under Section 2(e), 6(d)(ii), or 6(e) of the Form Master
Agreement) to be made by it to the other party under the Form Master Agreement.
In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Form
Master Agreement, (ii) the satisfaction of the agreement contained in Section
4(a)(i) or 4(a)(iii) of the Form Master Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section
4(a)(i) or 4(a)(iii) of the Form Master Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Form Master
Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            (e)   PAYEE REPRESENTATIONS. For the purpose of Section 3(f) of the
Form Master Agreement, Party A and Party B make the following representations:

                  (i)   The following representation applies to Party A: Party A
is a corporation organized under the laws of the State of Delaware.

                  (ii)  The following representation applies to Party B:
Party B is a "U.S. person" as that term is used in section 1.1441-4(a)(3)(ii)
of the United States Treasury Regulations (the "Regulations") for United States
federal income tax purposes.

            (f)   For the purpose of Section 4(a)(i) and (ii) of the Form Master
Agreement, each Party agrees to deliver the following documents as applicable:

                  (i)   Tax forms, documents or certificates to be delivered
are:

--------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER
DOCUMENT                         FORM/DOCUMENT/CERTIFICATE         DATE BY WHICH TO DELIVERED
========================================================================================================

Party A and Party B              An executed U.S. Internal         (i) Before the first Payment Date
                                 Revenue Service Form W-9 (or      hereunder, (ii) promptly upon
                                 any successor thereto).           reasonable demand by the other
                                                                   party and (iii) promptly upon
                                                                   learning that any such form
                                                                   previously provided to the other
                                                                   party has become obsolete or
                                                                   incorrect.
--------------------------------------------------------------------------------------------------------

                  (ii)  Other documents to be delivered are:

---------------------------------------------------------------------------------------------------------------------------
PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                           DATE BY WHICH TO BE        COVERED BY SECTION 3(D)
DOCUMENT                      CERTIFICATE                              DELIVERED                  REPRESENTATION
===========================================================================================================================

Party A and Party B           Credit Support Document, if any,         Concurrently with the      Yes
                              specified herein, such Credit            execution of this
                              Support Document being duly              agreement.
                              executed if required.
---------------------------------------------------------------------------------------------------------------------------
Party A and Party B           Incumbency certificate or other          Concurrently with the      Yes
                              documents evidencing the                 execution of this
                              authority of the party entering into     agreement or of any
                              this agreement or any other              other documents
                              document executed in connection          executed in connection
                              with this agreement.                     with this agreement.
---------------------------------------------------------------------------------------------------------------------------
Party B                       Copy of each report delivered            Upon availability.         Yes
                              under the Pooling and Servicing
                              Agreement and/or any other
                              Transaction Document.
---------------------------------------------------------------------------------------------------------------------------
Party A and Party B           Legal opinion from counsel for           Concurrently with the      No
                              each party concerning due                execution of this
                              authorization, enforceability and        agreement.
                              related matters, addressed to the
                              other party and acceptable to the
                              other party.
---------------------------------------------------------------------------------------------------------------------------
Party A                       Certified copies of all corporate,      Upon execution and          Yes
                              partnership, trust or membership        delivery of this
                              authorizations, as the case may be,     agreement
                              and any other documents with
                              respect to the execution, delivery
                              and performance of this agreement
                              and any Credit Support Document
---------------------------------------------------------------------------------------------------------------------------

            (g)   "Affiliate" will have the meaning specified in Section 14 of the Form Master Agreement; provided, however, that Party B shall be deemed not to have any Affiliates for purposes of this Transaction.

            (h)   NON PETITION. Party A hereby agrees that it will not, prior to the date that is one year and one day (or, if longer, the applicable preference period) after all Certificates (as such term is defined in the Pooling and
Servicing Agreement) issued by Party B pursuant to the Pooling and Servicing
Agreement have been paid in full, acquiesce, petition or otherwise invoke or cause Party B to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against Party B under any federal or state bankruptcy, insolvency or similar law or for the purpose of appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for Party B or any substantial part of the property of Party B, or for the purpose of ordering the winding up or liquidation of the affairs of
Party B. Nothing herein shall prevent Party A from participating in any such proceeding once commenced. The provisions of this paragraph shall survive the termination of this Agreement.

            (i)   NON-RECOURSE PROVISIONS. Notwithstanding anything to the
contrary contained herein, none of Wells Fargo Bank, N.A. or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the Issuer hereunder, and
Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the Issuer for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished. The provisions of this paragraph shall survive the termination of this Agreement.

            (j)   TRUSTEE LIABILITY LIMITATION. It is expressly understood and agreed by the parties hereto that (i) this confirmation is executed and delivered by Wells Fargo Bank, N.A. ("Wells Fargo"), not individually or personally but solely as trustee, (ii) each of the representations, undertakings and agreements herein made on the part of Party B is made and intended not as personal representations, undertakings and agreements by Wells Fargo but is made and intended for the purpose of binding only Party B, (iii) nothing herein contained shall be construed as creating any liability on Wells Fargo, individually or personally, to perform any covenant either expressed or implied contained herein, and (iv) under no circumstances shall Wells Fargo be personally liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B hereunder or any other related documents. Any resignation or removal of Wells Fargo as trustee under the
Pooling and Servicing Agreement shall require the assignment of this confirmation to Wells Fargo's replacement.

            (k)   The Form Master Agreement is hereby amended as follows:

The word "third" shall be replaced by the word "second" in the third line of
Section 5(a)(i) of the Form Master Agreement.

            (l)   SEVERABILITY. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

            The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

            (m)   Party A hereby agrees that, notwithstanding any provision of this agreement to the contrary, Party B's obligations to pay any amounts owing under this Agreement shall be subject to Sections 4.01 and 4.07 of the Pooling and Servicing Agreement and Party A's

right to receive payment of such amounts shall be subject to Sections 4.01 and
4.07 of the Pooling and Servicing Agreement.

      15.   DOWNGRADE OF PARTY A.

      If a Ratings Event (as defined in Section 8 hereof) shall occur and be continuing with respect to Party A, then Party A shall (A) within 5 Business
Days of such Ratings Event, give notice to Party B of the occurrence of such
Ratings Event, and (B) use reasonable efforts to transfer (at its own cost)
Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Condition (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party A shall no later than the end of such 20 Business Day period, post eligible collateral at its own cost and satisfactory to Party B
("Eligible Collateral"), to secure Party B's exposure or potential exposure to
Party A, and such Eligible Collateral shall be provided in accordance with a
Credit Support Annex to be attached hereto and made a part hereof. The Eligible
Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Condition. Valuation and Posting
of Eligible Collateral shall occur weekly. Notwithstanding the addition of the
Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such
Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. "Rating Agency Condition" means, with respect to any action to be taken, a condition that is satisfied when S&P,
Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates.

      16.   COMPLIANCE WITH REGULATION AB.

      (a)   Party A agrees and acknowledges that Carrington Securities and
Stanwich may be required under Regulation AB, to disclose certain financial information regarding Party A and Swiss Re depending on the applicable
"significance percentage" of this Agreement, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (b)   Party A, or a Reg AB Approved Entity after a Swap Disclosure Event pursuant to Paragraph 8, as applicable, shall indemnify and hold harmless
Carrington Securities, Stanwich, their respective directors or officers and any person controlling Carrington Securities or Stanwich, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the Reg AB Information that Party A or such Reg AB Approved Entity, as applicable, provides to
Carrington Securities or Stanwich pursuant to Paragraph 8 (the "Party A
Information") or caused by any omission or alleged omission to state in the
Party A Information by Party A or the Reg AB Approved Entity, as applicable, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For the avoidance of doubt, Party A shall provide the indemnity described above with respect to any Party A Information it is required to provide pursuant to Paragraph 8 and any Reg AB Approved Entity which has replaced Party A pursuant to Paragraph 8 shall provide the

indemnity described above with respect to any Party A Information it is required to provide from pursuant to Paragraph 8.

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning within three (3) Business Days via telecopier an executed copy of this Confirmation. Failure to respond within such period shall not affect the validity or enforceability of this Transaction.

Yours sincerely,

SWISS RE FINANCIAL PRODUCTS CORPORATION

By:   /s/ Shaun Lynch
      ---------------------------------
      Name:  Shaun Lynch
      Title: Authorized Signatary

Confirmed as of the date above:

By: WELLS FARGO BANK, N.A., NOT INDIVIDUALLY BUT SOLELY AS TRUSTEE FOR
CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-OPT1

By:   /s/ Darron C. Woodus
      ---------------------------------
      Name:  Darron C. Woodus
      Title: Assistant Vice President

                                       S-1

SCHEDULE A to the Confirmation dated as of March 14, 2006,
Re:  Reference Number 820152

AMORTIZATION SCHEDULE, Floating Rate Payer Period End Dates shall be subject to adjustment in accordance with the Following Business Day Convention, however,
Fixed Rate Payer Period End Dates will use No Adjustment.

--------------------------------------------------------------------------------------------------------------------
                                                         Notional Amount           Cap Rate I          Cap Rate II
From and including           To but excluding                 (USD)                    (%)                 (%)
--------------------------------------------------------------------------------------------------------------------

March 14, 2006             April 25, 2006                     761,312,000.00             7.314             10.850
April 25, 2006             May 25, 2006                       752,555,062.44             7.562             10.850
May 25, 2006               June 25, 2006                      741,668,487.47             7.312             10.849
June 25, 2006              July 25, 2006                      728,663,321.90             7.560             10.848
July 25, 2006              July 25, 2006                      713,564,342.97             7.310             10.846
August 25, 2006            August 25, 2006                    696,409,910.56             7.308             10.845
September 25, 2006         September 25, 2006                 677,252,526.88             7.555             10.843
October 25, 2006           October 25, 2006                   656,158,795.67             7.304             10.841
November 25, 2006          November 25, 2006                  633,209,825.64             7.550             10.838
December 25, 2006          December 25, 2006                  608,506,141.41             7.299             10.835
January 25, 2006           January 25, 2007                   584,481,203.24             7.199             10.832
February 25, 2007          February 25, 2007                  561,141,823.21             7.985             10.829
March 25, 2007             March 25, 2007                     538,470,613.84             7.192             10.826
April 25, 2007             April 25, 2007                     516,448,350.69             7.433             10.822
May 25, 2007               May 25, 2007                       495,056,364.84             7.184             10.818
June 25, 2007              June 25, 2007                      474,276,526.67             7.426             10.814
July 25, 2007              July 25, 2007                      454,091,291.31             7.176             10.810
August 25, 2007            August 25, 2007                    434,483,497.09             7.171             10.806
September 25, 2007         September 25, 2007                 415,436,540.60             7.411             10.801
October 25, 2007           October 25, 2007                   396,909,129.37             7.160             10.796
November 25, 2007          November 25, 2007                  358,132,874.53             7.393             10.783
December 25, 2007          December 25, 2007                  321,892,141.21             9.198             10.777
January 25, 2007           January 25, 2008                   288,232,389.86             9.176             10.773
February 25, 2008          February 25, 2008                  256,875,062.61             9.788             10.772
March 25, 2008             March 25, 2008                     227,669,113.31             9.107             10.771
April 25, 2008             April 25, 2008                     212,693,381.02             9.409             10.771
May 25, 2008               May 25, 2008                       198,299,147.23             9.090             10.770
June 25, 2008              June 25, 2008                      184,379,416.79             9.527             10.769
July 25, 2008              July 25, 2008                      170,920,546.60             9.204             10.769
August 25, 2008            August 25, 2008                    157,904,673.44             9.195             10.768
September 25, 2008         September 25, 2008                 145,315,223.24             9.249             10.767
October 25, 2008           October 25, 2008                   133,121,068.42             8.934             10.765
November 25, 2008          December 25, 2008                  120,037,184.36             9.247             10.764
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